Exhibit 99.2
                                                                    ------------

                           GATEWAY ENERGY CORPORATION
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by recording pro forma adjustments to the historical financial statements of Gateway Energy Corporation. The pro forma consolidated statements of operations for the years ended December 31, 2007 and 2006 and the nine months ended September 30, 2008 have been prepared as if the acquisition of CEU TX NPI, LLC closed on January 1, 2006. Gateway Energy Corporation and its subsidiaries are collectively referred to as "Gateway," the "Company," "we", "us," and "our." The notes to the unaudited pro forma condensed consolidated financial statements describe certain pro forma adjustments to give effect to the acquisition had it been consummated on the assumed dates.

     The pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been consummated on the assumed dates. Additionally, future results may vary significantly from the results in the pro forma consolidated statements of operations due to changes in future transactions and other factors. These statements have been derived from our historical consolidated financial statements and those of CEU TX NPI, LLC and should be read in conjunction with our audited consolidated financial statements and the related notes for the years ended December 31, 2007 and 2006 included in our Annual Report on Form 10-KSB for the years ended December 31, 2007 and 2006, our unaudited consolidated financial statements and related notes for the nine months ended September 30, 2008 included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, the audited statements of revenues and the related notes for the period January 1, 2008 through September 30, 2008 and for the years ended December 31, 2007 and 2006 of CEU TX NPI, LLC, included as
Exhibit 99.1 to this Form 8-K/A, and the audited statements of revenues and related notes for the nine months ended September 30, 2008 of CEU TX NPI, LLC, included as Exhibit 99.1 to this Form 8-K/A.

     The pro forma information reflects estimates of the allocation of the amounts paid at closing to the assets acquired, which may be adjusted.



GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008
(unaudited)



                                                                            Pro forma
                                             Gateway        CEU TX NPI     Adjustments      Pro forma
                                           ------------    ------------    ------------    ------------
Operating revenues
    Sales of natural gas ...............   $ 10,018,914    $       --      $       --      $ 10,018,914
    Transportation of natural gas and
       liquids .........................      2,112,772            --              --         2,112,772
    Net profits interest ...............           --           452,969            --           452,969
    Treating and other .................        461,252            --              --           461,252
                                           ------------    ------------    ------------    ------------
                                             12,592,938         452,969            --        13,045,907
                                           ------------    ------------    ------------    ------------
Operating costs and expenses
    Cost of natural gas purchased ......      9,143,975            --              --         9,143,975
    Operation and maintenance ..........        802,480            --              --           802,480
    Depreciation, depletion and
       amortization ....................        561,355            --            40,826 (a)     602,181
    Accretion expense ..................         19,804            --              --            19,804
    General and administrative .........      1,896,421            --              --         1,896,421
                                           ------------    ------------    ------------    ------------
                                             12,424,035            --            40,826      12,464,861
                                           ------------    ------------    ------------    ------------
Operating income (loss) ................        168,903         452,969         (40,826)        581,046

Other income (expense)
    Interest income ....................         23,378            --             7,836 (b)      31,214
    Interest expense ...................       (119,782)           --           (25,146)(c)    (144,928)
    Other income (expense), net ........         (1,500)           --              --            (1,500)
    Minority interest ..................        (28,824)           --              --           (28,824)
                                           ------------    ------------    ------------    ------------
                                               (126,728)           --           (17,310)       (144,038)
                                           ------------    ------------    ------------    ------------

Income from before income taxes ........         42,175         452,969         (58,136)        437,008
Income tax expense .....................        (13,235)           --          (134,243)(d)    (147,478)
                                           ------------    ------------    ------------    ------------

Net income (loss) ......................   $     28,940    $    452,969    $   (192,379)   $    289,530
                                           ============    ============    ============    ============

Basic and diluted earnings per common
share ..................................   $       --                                      $       0.02

Weighted average number of common shares
    outstanding
    Basic ..............................     19,099,404                                      19,099,404
    Diluted ............................     19,320,825                                      19,320,825


     (a) Reflects depletion of net profits interest recorded by Gateway of $40,826 for the nine months ended September 30, 2008.

     (b) Reflects interest earned (assumes 1% interest) on income from net profits interest.

     (c) Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the nine months ended September 30, 2008.

     (d)  Assumes 34% tax rate.




GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(unaudited)


                                                                               Pro forma
                                              Gateway         CEU TX NPI      Adjustments       Pro forma
                                           -------------    -------------    -------------    -------------
Operating revenues
    Sales of natural gas ...............   $   8,732,108    $        --      $        --      $   8,732,108
    Transportation of natural gas and
       liquids .........................       2,280,882             --               --          2,280,882
    Net profits interest ...............            --            503,229             --            503,229
    Treating and other .................         441,521             --               --            441,521
                                           -------------    -------------    -------------    -------------
                                              11,454,511          503,229             --         11,957,740
                                           -------------    -------------    -------------    -------------
Operating costs and expenses
    Cost of natural gas purchased ......       7,914,502             --               --          7,914,502
    Operation and maintenance ..........         754,633             --               --            754,633
    Depreciation, depletion and
       amortization ....................         523,586             --             68,101 (a)      591,687
    Accretion expense ..................          26,385             --               --             26,385
    General and administrative .........       1,811,379             --               --          1,811,379
                                           -------------    -------------    -------------    -------------
                                              11,030,485             --             68,101       11,098,586
                                           -------------    -------------    -------------    -------------
Operating (loss) income ................         424,026          503,229          (68,101)         859,154

Other income (expense)
    Interest income ....................         114,265             --              5,032 (b)      119,297
    Interest expense ...................         (95,599)            --            (60,996)(c)     (156,595)
    Gain on sale of intangible asset ...         286,579             --               --            286,579
    Other income (expense), net ........          55,119             --               --             55,119
    Minority interest ..................         (94,060)            --               --            (94,060)
                                           -------------    -------------    -------------    -------------
                                                 266,304             --            (55,964)         210,340
                                           -------------    -------------    -------------    -------------
Income (loss) from continuing
    operations before income taxes and
    discontinued operations ............         690,330          503,229         (124,065)       1,069,494
Current income tax benefit (expense) ...       1,668,743             --            128,916)(d)    1,539,827
                                           -------------    -------------    -------------    -------------

Income (loss) from continuing
 operations ............................       2,359,073          503,229         (252,981)       2,609,321

Discontinued operations, net of taxes
    Income from discontinued
       operations, net of taxes ........          16,080             --               --             16,080
    Gain on disposal of discontinued
       operations, net of taxes ........       1,241,722             --               --          1,241,722
                                           -------------    -------------    -------------    -------------
Net income (loss) ......................   $   3,616,875    $     503,229    $    (252,981)   $   3,867,123
                                           =============    =============    =============    =============

Basic and diluted earnings per common
    share
    Continuing operations ..............   $        0.13                                      $        0.15
    Discontinued operations ............            0.07                                               0.07
                                           -------------                                      -------------
    Net income .........................   $        0.20                                      $        0.22
                                           =============                                      =============

Weighted average number of common
    shares outstanding
    Basic ..............................      17,781,059                                         17,781,059
    Diluted ............................      17,956,541                                         17,956,541


     (a) Reflects depletion of net profits interest recorded by Gateway of $68,101 for the year ended December 31, 2007.

     (b) Reflects interest earned (assumes 1% interest) on income from net profits interest.

     (c) Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the year ended
          December 31, 2007.

     (d)  Assumes 34% tax rate.




GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(unaudited)


                                                                          Pro forma
                                           Gateway        CEU TX NPI     Adjustments      Pro forma
                                         ------------    ------------    ------------    ------------
Operating revenues
    Sales of natural gas .............   $  6,288,869    $       --      $       --      $  6,288,869
    Transportation of natural gas and
       liquids .......................      1,697,789            --              --         1,697,789
    Net profits interest .............           --           231,373            --           231,373
    Treating and other ...............        174,913            --              --           174,913
                                         ------------    ------------    ------------    ------------
                                            8,161,571         231,373            --         8,392,944
                                         ------------    ------------    ------------    ------------
Operating costs and expenses
    Cost of natural gas purchased ....      5,495,770            --              --         5,495,770
    Operation and maintenance ........        526,370            --              --           526,370
    Depreciation, depletion and
       amortization ..................        409,384            --            42,604 (a)     451,988
    Accretion expense ................         24,623            --              --            24,623
    General and administrative .......      1,290,205            --              --         1,290,205
                                         ------------    ------------    ------------    ------------
                                            7,746,352            --            42,604       7,788,956
                                         ------------    ------------    ------------    ------------
Operating (loss) income ..............        415,219         231,373         (42,604)        603,988

Other income (expense)
    Interest income ..................         31,333            --             2,314 (b)      33,647
    Interest expense .................        (10,609)           --           (30,498)(c)     (41,107)
    Other income (expense), net ......         51,837            --              --            51,837
    Minority interest ................        (88,951)           --              --           (88,951)
                                         ------------    ------------    ------------    ------------
                                              (16,390)           --           (28,184)        (44,574)
                                         ------------    ------------    ------------    ------------
Income (loss) from continuing
    operations before income taxes and
    discontinued operations ..........        398,829         231,373         (70,788)        559,414
Current income tax benefit (expense) .           --              --           (54,599)(d)     (54,599)
                                         ------------    ------------    ------------    ------------

Income (loss) from continuing
    operations .......................        398,829         231,373        (125,387)        504,815

Discontinued operations, net of taxes
    Income from discontinued
       operations, net of taxes ......        (93,638)           --              --           (93,638)
                                         ------------    ------------    ------------    ------------
Net income (loss) ....................   $    305,191    $    231,373    $   (125,387)   $    411,177
                                         ============    ============    ============    ============

Basic and diluted earnings per common
    share
    Continuing operations ............   $       0.02                                    $       0.03
    Discontinued operations ..........           --                                              --
                                         ------------                                    ------------

    Net income .......................   $       0.02                                    $       0.03
                                         ============                                    ============

Weighted average number of common
    shares outstanding
    Basic ............................     17,131,485                                      17,131,485
    Diluted ..........................     17,170,343                                      17,171,343



     (a) Reflects depletion of net profits interest .recorded by Gateway of $42,604 for the year ended December 31, 2006.

     (b) Reflects interest earned (assumes 1% interest) on income from net profits interest.

     (c) Reflects interest expense on the drawdown of the Gateway line of credit used as consideration for the acquisition for the year ended
          December 31, 2006.

     (d)  Assumes 34% tax rate.
